Exhibit 32.2
CERTIFICATION PURSUANT TO
RULE 13a-14(a) OR 15d-14(a) OF THE SECURITIES EXCHANGE ACT OF 1934,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, John Rettig, Chief Financial Officer of Bill.com Holdings, Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
1.The Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended March 31, 2022 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition, and results of operations of the Company.

Date:	November 4, 2022

Bill.com Holdings, Inc.

/s/ John Rettig
John Rettig
Chief Financial Officer and Executive Vice President, Finance and Operations
(Principal Financial Officer)